Exhibit 99.1

October 26, 2023	FOR IMMEDIATE RELEASE

CTS Announces Third Quarter 2023 Results

Navigating Near-term Challenges while Maintaining Focus on Long-term Strategy

Lisle, Ill. - CTS Corporation (NYSE: CTS), a leading global designer and manufacturer of custom engineered solutions that “Sense, Connect and Move,” today announced third quarter 2023 results.

“We managed through a challenging operating environment in the third quarter, with continued headwinds in industrial end markets and distribution weighing on our results,” said Kieran O’Sullivan, CEO of CTS Corporation. “We are continuing to advance our long-term strategy and secured several wins in both electrification and non-transportation markets during the quarter. Our teams remain focused on driving operational improvements to strengthen profitability as we manage near-term challenges and generate sustained value for all stakeholders.”

Third Quarter 2023 Results

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Sales were $135 million, down 11% year-over-year. Sales to non-transportation end markets decreased 20%, and sales to the transportation end market decreased 3% over the same period.
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Net income was $14 million, or 10.4% of sales, compared to $12 million, or 7.8% of sales, in the third quarter of 2022.
•
Diluted earnings per share were $0.44, compared to $0.37 per share, in the third quarter of 2022.
•
Adjusted diluted EPS was $0.54, down from $0.62 in the third quarter of 2022.
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Adjusted EBITDA margin was 22.5% compared to 22.3% in the third quarter of 2022.
•
Operating cash flow was $22 million compared to $60 million in the third quarter of 2022. The third quarter of 2022 included a one-time cash inflow of $34 million relating to the US pension plan.

2023 Guidance

As a result of continued headwinds in industrial and distribution end markets, recent softness in the commercial vehicle market and the UAW strike, CTS is updating its guidance of sales from the range of $565 – $585 million to $545 - $555 million, and adjusted diluted EPS from the range of $2.20 – $2.40 to $2.15 – $2.25.

CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition-related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

www.ctscorp.com

Conference Call and Supplemental Materials

As previously announced, the Company has scheduled a conference call for 10:00 a.m. (EDT) today. The dial-in number for the U.S. and Canada is 833-470-1428 (+1 929-526-1599, if calling from outside the U.S. and Canada). The passcode is 224664. In addition, the Company will be using a supplemental slide presentation that will be referred to during the call. The presentation and a live audio webcast of the conference call will be available and can be accessed directly from CTS’ website at https://www.ctscorp.com/investors/events-presentations/.

About CTS

CTS Corporation (NYSE: CTS) is a leading designer and manufacturer of products that Sense, Connect and Move. CTS manufactures sensors, actuators and electronic components in North America, Europe and Asia, and provides engineered products to customers in the aerospace/defense, industrial, medical and transportation markets. For more information, visit www.ctscorp.com.

Safe Harbor

This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management’s expectations, certain assumptions, and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties, and other factors, which could cause CTS’ actual results, performance, or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: supply chain disruptions; changes in the economy generally, including inflationary and/or recessionary conditions, and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises (including the effect of the COVID-19 pandemic on CTS’ business, results of operations or financial condition), natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; and risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the potential impact U.S./China relations and the conflict between Russia and Ukraine may have on our business, results of operations and financial condition). Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ most recent Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

Contact

Ashish Agrawal

Vice President and Chief Financial Officer

CTS Corporation

4925 Indiana Avenue

Lisle, IL 60532 USA

+1 (630) 577-8800

ashish.agrawal@ctscorp.com

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS - UNAUDITED

(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Net sales	$134,552	$151,911	$425,728	$444,588
Cost of goods sold	88,151	98,565	276,933	285,054
Gross margin	46,401	53,346	148,795	159,534
Selling, general and administrative expenses	18,666	24,003	64,339	68,029
Research and development expenses	6,321	6,207	19,628	18,695
Restructuring charges	3,226	492	6,033	1,434
Operating earnings	18,188	22,644	58,795	71,376
Other (expense) income:
Interest expense	(997)	(342)	(2,509)	(1,490)
Interest income	952	167	3,087	610
Other income (expense), net	594	(5,171)	(1,847)	(10,530)
Total other income (expense), net	549	(5,346)	(1,269)	(11,410)
Earnings before income taxes	18,737	17,298	57,526	59,966
Income tax expense	4,766	5,500	12,314	15,331
Net earnings	$13,971	$11,798	$45,212	$44,635
Earnings per share:
Basic	$0.45	$0.37	$1.44	$1.39
Diluted	$0.44	$0.37	$1.43	$1.38
Basic weighted – average common shares outstanding:	31,302	31,865	31,474	32,018
Effect of dilutive securities	209	225	216	220
Diluted weighted – average common shares outstanding:	31,511	32,090	31,690	32,238
Cash dividends declared per share	$0.04	$0.04	$0.12	$0.12

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands of dollars)

	(Unaudited) September 30, 2023	December 31, 2022
ASSETS
Current Assets
Cash and cash equivalents	$160,112	$156,910
Accounts receivable, net	89,556	90,935
Inventories, net	65,384	62,260
Other current assets	19,272	15,655
Total current assets	334,324	325,760
Property, plant and equipment, net	92,880	97,300
Operating lease assets, net	27,545	22,702
Other Assets
Goodwill	154,130	152,361
Other intangible assets, net	103,828	108,053
Deferred income taxes	23,725	23,461
Other	17,530	18,850
Total other assets	299,213	302,725
Total Assets	$753,962	$748,487
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$49,848	$53,211
Accrued payroll and benefits	13,330	20,063
Operating lease obligations	4,444	3,936
Accrued expenses and other liabilities	35,804	35,322
Total current liabilities	103,426	112,532
Long-term debt	76,665	83,670
Long-term operating lease obligations	26,016	21,754
Long-term pension obligations	4,963	5,048
Deferred income taxes	15,288	16,010
Other long-term obligations	4,937	3,249
Total Liabilities	231,295	242,263
Commitments and Contingencies
Shareholders’ Equity
Common stock	319,125	316,803
Additional contributed capital	44,718	46,144
Retained earnings	588,144	546,703
Accumulated other comprehensive loss	(675)	(671)
Total shareholders’ equity before treasury stock	951,312	908,979
Treasury stock	(428,645)	(402,755)
Total shareholders’ equity	522,667	506,224
Total Liabilities and Shareholders’ Equity	$753,962	$748,487

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES

OTHER SUPPLEMENTAL INFORMATION - UNAUDITED

(In millions of dollars, except percentages and per share amounts)

Non-GAAP Financial Measures

From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS believes that the non-GAAP financial measures presented are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. Non-GAAP measures should not be used by investors or third parties as the sole basis for formulating investment decisions, as they may exclude a number of important cash and non-cash recurring items.

CTS has presented these non-GAAP financial measures as it believes that the presentation of its financial results that exclude (1) restructuring charges; (2) environmental charges; (3) acquisition-related costs; (4) inventory fair value step-up costs; (5) foreign exchange (gains) losses; (6) non-cash pension expenses (income); and (7) certain discrete tax items are useful and assist in comparing CTS’ current operating results with past periods and with the operational performance of other companies in its industry. Included below is a description of the expenses that CTS has determined are not normal, recurring cash operating expenses necessary to operate its business and the rationale for why providing financial measures for its business with such expenses excluded or adjusted is useful to investors as a supplement to the U.S. GAAP measures.

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Restructuring charges – costs primarily relating to workforce reduction costs, building and equipment relocation costs, asset impairment charges and other facility closure costs in connection with our continued optimization of our organization.
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Environmental charges – costs associated with our non-operating facilities that are unrelated to ongoing operations.
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Acquisition-related costs – diligence and transaction costs related to acquisitions.
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Inventory fair value step-up costs – purchase accounting-related inventory costs from acquisitions.
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Foreign exchange (gains) losses – remeasurement income and expenses for non-U.S. subsidiaries with the U.S. dollar as the functional currency.
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Non-cash pension expenses (income) – pension income and expenses relating to the non-operating U.S. pension and post-retirement life insurance plans, including historical plan settlement activities.
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Discrete tax items – non-recurring, infrequent, or unusual tax adjustments (e.g., valuation allowances, uncertain tax position changes, unremitted assertion changes and discrete impacts associated with pre-tax non-GAAP items, etc.).

At times, the reconciliations below have been intentionally rounded to the nearest thousand, or $0.01 for EPS figures, and, therefore, may not sum.

www.ctscorp.com

Adjusted Gross Margin

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2022	2021	2020
Gross margin	$46.4	$53.3	$148.8	$159.5	$210.5	$184.6	$139.1

Net sales	$134.6	$151.9	$425.7	$444.6	$586.9	$512.9	$424.1

Gross margin as a % of net sales	34.5%	35.1%	35.0%	35.9%	35.9%	36.0%	32.8%

Adjustments to reported gross margin:
Inventory fair value step-up (b)	$—	$2.2	$—	$3.3	$4.0	$—	$—

Adjusted gross margin	$46.4	$55.6	$148.8	$162.9	$214.5	$184.6	$139.1

Adjusted gross margin as a % of net sales	34.5%	36.6%	35.0%	36.6%	36.5%	36.0%	32.8%

Adjusted Operating Earnings

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2022	2021	2020
Operating earnings	$18.2	$22.6	$58.8	$71.4	$93.0	$76.5	$45.1

Net sales	$134.6	$151.9	$425.7	$444.6	$586.9	$512.9	$424.1

Operating earnings as a % of net sales	13.5%	14.9%	13.8%	16.1%	15.8%	14.9%	10.6%

Adjustments to reported operating earnings:
Restructuring charges (c)	3.2	0.5	6.0	1.4	1.9	1.7	1.8
Environmental charges (a)	0.4	0.3	3.1	1.8	2.8	2.3	2.8
Acquisition-related costs (a)	—	—	0.2	0.8	0.8	—	0.3
Inventory fair value step-up (b)	—	2.2	—	3.3	4.0	—	—
Total adjustments to reported operating earnings	$3.6	$3.0	$9.3	$7.3	$9.5	$3.9	$4.9

Adjusted operating earnings	$21.8	$25.7	$68.1	$78.7	$102.5	$80.4	$50.0

Adjusted operating earnings as a % of net sales	16.2%	16.9%	16.0%	17.7%	17.5%	15.7%	11.8%

Adjusted EBITDA Margin

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2022	2021	2020
Net earnings (loss)	$14.0	$11.8	$45.2	$44.6	$59.6	$(41.9)	$34.7

Net sales	$134.6	$151.9	$425.7	$444.6	$586.9	$512.9	$424.1

Net earnings (loss) margin	10.4%	7.8%	10.6%	10.0%	10.2%	-8.2%	8.2%

Depreciation and amortization expense	7.3	8.0	21.4	21.7	29.8	26.9	26.7
Interest expense	1.0	0.3	2.5	1.5	2.2	2.1	3.3
Tax expense (benefit)	4.8	5.5	12.3	15.3	21.2	(19.0)	10.8

EBITDA	27.0	25.6	81.5	83.2	112.7	(31.8)	75.4

Adjustments to EBITDA:
Restructuring charges (c)	3.2	0.5	6.0	1.4	1.9	1.7	1.8
Environmental charges (a)	0.4	0.3	3.1	1.8	2.8	2.3	2.8
Acquisition-related costs (a)	—	—	0.2	2.5	2.5	—	0.3
Inventory fair value step-up (b)	—	2.2	—	3.3	4.0	—	—
Non-cash pension and related expense (d)	—	4.7	—	4.8	4.8	132.4	2.5
Foreign currency loss (gain) (d)	(0.3)	0.5	2.3	4.0	4.9	3.3	(5.3)

Total adjustments to EBITDA	3.3	8.2	11.7	17.8	20.9	139.7	2.1

Adjusted EBITDA	$30.3	$33.8	$93.1	$101.0	$133.6	$107.9	$77.5

Adjusted EBITDA Margin	22.5%	22.3%	21.9%	22.7%	22.8%	21.0%	18.3%

Adjusted Net Earnings

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2022	2021	2020
Net earnings (loss) (A)	$14.0	$11.8	$45.2	$44.6	$59.6	$(41.9)	$34.7

Net sales	$134.6	$151.9	$425.7	$444.6	$586.9	$512.9	$424.1

Net earnings (loss) as a % of net sales	10.4%	7.8%	10.6%	10.0%	10.2%	-8.2%	8.2%

Adjustments to reported net earnings (loss):
Restructuring charges (c)	3.2	0.5	6.0	1.4	1.9	1.7	1.8
Environmental charges (a)	0.4	0.3	3.1	1.8	2.8	2.3	2.8
Acquisition-related costs (a)	—	—	0.2	2.5	2.5	—	0.3
Inventory fair value step-up (b)	—	2.2	—	3.3	4.0	—	—
Non-cash pension and related expense (d)	—	4.7	—	4.8	4.8	132.4	2.5
Foreign currency loss (gain) (d)	(0.3)	0.5	2.3	4.0	4.9	3.3	(5.3)
Total adjustments to reported net earnings (loss)	$3.3	$8.2	$11.7	$17.8	$20.9	$139.7	$2.1
Total adjustments, tax affected (B)	$3.0	$8.0	$10.2	$16.6	$19.3	$108.6	$0.4

Tax adjustments:
Increase in valuation allowances (e)	—	—	—	—	—	0.9	0.2
Other discrete tax items (e)	—	—	—	—	0.2	(4.7)	1.2
Total tax adjustments (C)	$—	$—	$—	$—	$0.2	$(3.8)	$1.4
Adjusted net earnings (A+B+C)	$17.0	$19.8	$55.4	$61.3	$79.1	$63.0	$36.5

Adjusted net earnings as a % of net sales	12.6%	13.0%	13.0%	13.8%	13.5%	12.3%	8.6%

(a) reflected in selling, general and administrative and other (expense) income, net.
(b) reflected in cost of goods sold.
(c) reflected in restructuring charges.

(d) reflected in other (expense) income, net.

(e) reflected in income tax expense (income).

Adjusted Diluted Earnings Per Share

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2022	2021	2020
GAAP diluted earnings (loss) per share	$0.44	$0.37	$1.43	$1.38	$1.85	$(1.30)	$1.06
Tax affected charges to reported diluted earnings (loss) per share:
Restructuring charges	0.10	0.01	0.17	0.04	0.05	0.06	0.04
Foreign currency (gain) loss	(0.01)	0.01	0.07	0.12	0.15	0.10	(0.16)
Non-cash pension expense	—	0.16	—	0.16	0.16	3.13	0.06
Environmental charges	0.01	0.01	0.08	0.04	0.07	0.05	0.07
Acquisition-related costs	—	—	—	0.07	0.07	—	0.01
Inventory fair value step-up	—	0.06	—	0.09	0.10	—	—
Discrete tax items	—	—	—	—	0.01	(0.11)	0.04
Adjusted diluted earnings per share	$0.54	$0.62	$1.75	$1.90	$2.46	$1.93	$1.12

NOTE: CTS believes that adjusted gross margin, adjusted operating earnings, adjusted EBITDA margin, adjusted net earnings and adjusted diluted earnings per share provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of CTS’ core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS’ fundamental business operations (such as those items noted above in the paragraph titled “Non-GAAP Financial Measures”) or were not part of CTS’ business operations during a comparable period.

Controllable Working Capital

	September 30,		December 31,
	2023	2022	2022	2021	2020
Net accounts receivable	$89.6	$97.0	$90.9	$82.2	$81.0

Net inventory	$65.4	$63.5	$62.3	$49.5	$45.9

Accounts payable	$(49.8)	$(65.7)	$(53.2)	$(55.5)	$(50.5)

Controllable working capital	$105.1	$94.8	$100.0	$76.2	$76.4

Quarter sales	$134.6	$151.9	$142.3	$132.5	$123.0
Multiplied by 4	4	4	4	4	4
Annualized sales	$538.2	$607.6	$569.1	$530.0	$492.1

Controllable working capital as a % of annualized sales	19.5%	15.6%	17.6%	14.4%	15.5%

NOTE: CTS believes the controllable working capital ratio is a useful measure because it provides an objective measure of the efficiency with which CTS manages its short-term capital needs.

Free Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2022	2021	2020
Net cash provided by operating activities	$22.1	$60.4	$56.7	$95.7	$121.2	$86.1	$76.8
Capital expenditures	(2.7)	(2.3)	(11.2)	(9.3)	(14.3)	(15.6)	(14.9)
Free cash flow	$19.4	$58.1	$45.5	$86.5	$106.9	$70.5	$61.9

NOTE: CTS believes that free cash flow is a useful measure because it demonstrates the company’s ability to generate cash. Free cash flow is a non-GAAP measure and should be considered in addition to, but not as a substitute for, information contained in the company's condensed consolidated statement of cash flows as a measure of liquidity.

Capital Expenditures

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2022	2021	2020
Capital expenditures	$2.7	$2.3	$11.2	$9.3	$14.3	$15.6	$14.9
Net sales	$134.6	$151.9	$425.7	$444.6	$586.9	$512.9	$424.1
Capex as % of net sales	2.0%	1.5%	2.6%	2.1%	2.4%	3.0%	3.5%

Additional Information

The following table includes other financial information not presented in the preceding financial statements.

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2022	2021	2020
Depreciation and amortization expense	$7.3	$8.0	$21.4	$21.7	$29.8	$26.9	$26.7
Stock-based compensation expense	$1.4	$2.2	$4.6	$5.8	$7.7	$6.1	$3.4